UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 28, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

On January 28, 2013, Globalwise Investments, Inc. (the “Company”) issued four convertible promissory notes in an aggregate amount of $300,000 to four accredited investors who are associated with each other and the Company received proceeds in an aggregate amount of $300,000, with the final payment being received by the Company on January 29, 2013, as disclosed in detail below.

On January 30, 2013, the Company paid off in full, all principal plus fees in the amount of $154,291.66 under a $400,000 promissory note the Company had issued to JMJ Financial on August 7, 2012, and subsequently renewed on November 8, 2012.

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2013, the Company issued four convertible promissory notes in an aggregate amount of $300,000 (the “Notes in an Aggregate Amount of $300,000”) to four accredited investors who are associated with each other (the four accredited investors collectively referred to as the “Investors”). The Company received proceeds in an aggregate amount of $300,000, with the final payment being received by the Company on January 29, 2013. The terms of the Notes in an Aggregate Amount of $300,000 provide for maturity on July 31, 2013 (the “Maturity Date”) and provide for zero percent interest until maturity. The Investors will receive warrants to purchase an aggregate amount of 225,000 common shares (par value $0.001 per share) at $0.28 per share (the “Investor Warrants”). The Investors have a right, at their sole discretion, to convert the notes into equity under certain circumstances. If the Notes in the Amount of $300,000 are not paid off by the Company by the Maturity Date or converted in to equity at the election of the Investors prior to the Maturity Date, the notes will accrue interest in the amount of 15% from the Maturity Date until the notes are paid in full. The Company used the proceeds to pay off the JMJ Note as disclosed in this Current Report on Form 8-K, to settle other accounts, for working capital and for general corporate purposes. The form of notes issued is filed as Exhibits 10.1 to this Current Report on Form 8-K and the summary of the terms of the Notes in an Aggregate Amount of $300,000 contained herein is qualified in its entirety by reference to Exhibits 10.1. The form of warrants comprising the Investor Warrants is filed as Exhibits 10.2 to this Current Report on Form 8-K and the summary of the terms of the Investor Warrants contained herein is qualified in their entirety by reference to Exhibits 10.2.

Item 1.02. Termination of a Material Definitive Agreement.

On January 30, 2013, the Company paid off in full, all principal plus fees in the amount of $154,291.66 under a $400,000 promissory note the Company had issued to JMJ Financial on August 7, 2012, and subsequently renewed on November 8, 2012 (the “JMJ Note”). The Company does not have any on-going relationship with JMJ Financial.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 28, 2013, the Company issued Notes in an Aggregate Amount of $300,000 as more fully described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On January 28, 2013, the Company issued Investor Warrants as more fully described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Form of Convertible Promissory Note between the Company and the Investors.

10.2*	Form of warrant issued to Investors

* To be filed by amendment or as an exhibit to a periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Form of Convertible Promissory Note between the Company and the Investors

10.2*	Form of warrant issued to Investors

* To be filed by amendment or as an exhibit to a periodic report.